UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________________________

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United Technologies Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareowners to be held on April 29, 2019.

UNITED TECHNOLOGIES CORPORATION

UNITED TECHNOLOGIES CORPORATION
10 FARM SPRINGS ROAD
FARMINGTON, CT 06032

Meeting Information
Meeting Type:	Annual Meeting
For Shareowners as of:	February 28, 2019
Date: April 29, 2019 Time: 8:00 a.m. Eastern Time
Location:	UTC Center for Intelligent Buildings
13995 Pasteur Boulevard
Palm Beach Gardens, Florida 33418

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Voting Items

The Board of Directors recommends a vote FOR each of the following director nominees:

1.	Election of Directors

	1a.	Lloyd J. Austin III

	1b.	Diane M. Bryant

	1c.	John V. Faraci

	1d.	Jean-Pierre Garnier

	1e.	Gregory J. Hayes

	1f.	Christopher J. Kearney

	1g.	Ellen J. Kullman

	1h.	Marshall O. Larsen

	1i.	Harold W. McGraw III

	1j.	Margaret L. O'Sullivan

	1k.	Denise L. Ramos

	1l.	Fredric G. Reynolds

	1m.	Brian C. Rogers
The Board of Directors recommends a vote FOR the following proposals:

2.	Advisory Vote to Approve Executive Compensation.

3.	Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2019.

4.	Approve an Amendment to the Restated Certificate of Incorporation to Eliminate Supermajority Voting for Certain Business Combinations.

5.	Ratify the 15% Special Meeting Ownership Threshold in the Company's Bylaws.